UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Amendment No. 1 to
FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 4, 2005

Electronic Data Systems Corporation
(Exact name of registrant as specified in its charter)

Delaware
(Sate or Other Jurisdiction of Incorporation)
01-11779	75-2548221
(Commission File Number)	(IRS Employer Identification No.

5400 Legacy Drive, Plano, Texas	75024
(Address of Principal Executive Offices)	(Zip Code)

(972) 604-6000
Registrant's telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      o   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      o   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      o   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      o   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers

Electronic Data Systems Corporation ("EDS") previously reported on a Form 8-K dated July 4, 2005, Solomon D. Trujillo's intent to resign from the Board of Directors of EDS in connection with his appointment as chief executive officer of Telstra Corp. Ltd.  At the time such Form 8-K was filed the effective date of Mr. Trujillo's resignation from the Board of Directors had not been established.  EDS is filing this Amendment No. 1 to the July 4, 2005 Form 8-K to report that Mr. Trujillo's resignation from the Board of Directors of EDS became effective October 8, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                   ELECTRONIC DATA SYSTEMS CORPORATION

October 11, 2005                                                                                                     By:    /S/ STORROW M. GORDON

                                                                                                                                             Storrow M. Gordon

                                                                                                                                             Executive Vice President

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